Exhibit 10.1
Execution Version

FIRST AMENDMENT TO
CREDIT AGREEMENT
dated as of
June 7, 2006
among
BAKER HUGHES INCORPORATED,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

BANK OF AMERICA, N.A.
THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY
BARCLAYS BANK PLC AND
CITIBANK, N.A.,
as Co-Syndication Agents,
ABN AMRO BANK N.V.,
as Documentation Agent

J.P. MORGAN SECURITIES INC.
as Sole Lead Arranger and Sole Book Manager

FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of June 7, 2006, is among BAKER HUGHES INCORPORATED, a Delaware corporation, as the Borrower; JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 7, 2005 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to and extensions of credit for the account of the Borrower.
     B. The Borrower has requested and the Lenders have agreed to extend the Maturity Date of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01 — Definitions
          (a) The definition of “Credit Agreement” is hereby amended in its entirety to read as follows:
     “Credit Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.
          (b) The definition of “Maturity Date” is hereby amended in its entirety to read as follows:
     “Maturity Date” means July 7, 2011, and for any Lender agreeing to extend its Maturity Date under Section 2.10, the date on July 7, in each year thereafter pursuant to which the Maturity Date has been extended but in no event later than July 7, 2013.
          (c) The definition of “First Amendment” is hereby added to Section 1.01 in proper alphabetic order which definition shall read as follows:

     “First Amendment” means the First Amendment to Credit Agreement dated as of June 7, 2006 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.
     Section 3. Conditions Precedent. This First Amendment shall not become effective until the date (the “Effective Date”) on which the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Extension Confirmation Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to this First Amendment and (ii) certifying that, (A) before and after giving effect to such extension, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, (B) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the Extension Confirmation Date.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued obligations under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) before and after giving effect to this First Amendment, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the Extension Confirmation Date, except to the extent that such representations and warranties specifically refer to an earlier date, (ii) before and after giving effect to such extension no Default exists or will exist as of the Extension Confirmation Date, and (C) no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the Extension Confirmation Date.
     4.3 Loan Document. This First Amendment is a “Credit Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
     4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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     4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
     4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BAKER HUGHES INCORPORATED

By:	/s/ Andrew L. Puhala

Name:	Andrew L. Puhala
Title:	Assistant Treasurer
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Beth Lawrence

Name:	Beth Lawrence
Title:	Managing Director
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Beth Lawrence

Name:	Beth Lawrence
Title:	Managing Director
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ Zewditu Menelik

Name:	Zewditu Menelik
Title:	Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

BARCLAYS BANK PLC, as Lender

By:	/s/ Alison McGuigan

Name:	Alison McGuigan
Title:	Associate Director
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

CITIBANK, N.A., as Lender

By:	/s/ Shirley E. Burrow

Name:	Shirley E. Burrow
Title:	Attorney-in-Fact
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY, as Lender

By:	/s/ John McGhee

Name:	John McGhee
Title:	Vice President & Manager
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

ABN AMRO BANK N.V., as Lender

By:	/s/ Liz Lary

Name:	Liz Lary
Title:	Vice President

By:	/s/ Scott Donaldson

Name:	Scott Donaldson
Title:	Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF NEW YORK, as Lender

By:	/s/ Craig J. Anderson

Name:	Craig J. Anderson
Title:	Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ John W. Wade

Name:	John W. Wade
Title:	Director
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Sarah Wu

Name:	Sarah Wu
Title:	Director

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Associate
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

FOKUS BANK ASA, as Lender

By:	/s/ Svein Terje Høiland

Name:	Svein Terje Høiland
Title:	General Manager
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

MORGAN STANLEY BANK, as Lender

By:	/s/ Daniel Twenge

Name:	Daniel Twenge
Title:	Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Michael Kinglsey

Name:	Michael Kinglsey
Title:	Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

WILLIAM STREET COMMITMENT CORPORATION, as Lender

(Recourse only to William Street Commitment Corporation)

By:	/s/ Mark Walton

Name:	Mark Walton
Title:	Assistant Vice President
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement

BANCA NAZIONALE DEL LAVORO S.P.A. – NEW YORK BRANCH, as Lender

By:	/s/ Juan Cortes

Name:	Juan Cortes
Title:	Relationship Manager

By:	/s/ Franco Di Mario

Name:	Franco Di Mario
Title:	Senior Manager
Signature Page to First Amendment to Baker Hughes Incorporated Credit Agreement